Manor Investment Funds, Inc.
15 Chester Commons, Malvern, PA  19355
  610-722-0900         800-787-3334



3rd Quarter Report
September 30, 2002


Managed by:
Morris Capital Advisors, Inc.




Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355

                                                            September 30, 2002

Dear Fellow Shareholders:

     The past several months have been difficult in the financial markets, but our fund shareholders have been overwhelming in their support. I thank each of you for your belief in our long-term philosophy.

     The past quarter has been the most difficult I can remember since the inception of the Manor Funds more than 7 years ago. The markets suffered a sharp decline in July in emotion-driven selling, rebounded slightly in August, and then declined again in September on investor uncertainty regarding the strength of the economy, weak corporate profits, and the possibility of military action in Iraq.

     The impact of this market sell off seemed more severe for several reasons. The decline followed a weak 2nd quarter, it set multi-year lows, and further prolonged the decline that began in March 2001. Market action followed an all-too-familiar pattern: a decline, followed by a rebound and subsequent decline below the previous lows. While this activity is typical of a bear market, investors are becoming increasingly disillusioned with the prospect of a sustained rebound anytime soon.


Bi-polarism Plagues the Market

     Investors today are torn between widely divergent views of the market. On one hand, some market commentators claim that stocks continue to be overvalued and are at risk for further substantial declines. Others claim that the recent declines have eliminated the excess stock valuations, and reduced some stocks to bargain levels. Since uncertainty is the greatest enemy of investors, this conflict contributes to the downward bias of the market and the wide intra-day swings that have typified recent trading.

     The doom and gloom prognosticators fall into two distinct camps. The first, led by Bill Gross, a bond manager, states that stocks are over-valued because the dividend rate continues to be at an all-time low. I read his commentary carefully and find that his conclusion is based on two erroneous assumptions. The first is that bonds will return 5% indefinitely. This is a difficult assumption when the current yield to maturity on a 10-year
US Treasury Note is only 3.65%. The second assumption is that dividends are the only barometer of the value of a stock. This is also a difficult assumption when there are, and have always been, many valuable stocks do not pay dividends or pay only a nominal dividend.

     The second bear market camp are those that claim that the earnings expectations for stocks are much too high. In some cases these commentators are quoting expected earnings for the S&P 500 of $35 over the next year, vs.
a current estimate of $55 by Standard & Poors.   The argument has also gained
support from the fact that earnings have often missed expectations recently. Since I believe that the market values stocks based on expected earnings, this argument has more validity. The question is whether these low-end earnings estimates are valid. To reach the $35 level earnings would need to decline by an additional 15% over last year. Given improvement in the economy and the continued low level of interest rates, I think that it is unlikely that earnings will decline as far as these bears predict.

     The more positive arguments for the stock market focus on the fact that interest rates are at historic lows, the economy is beginning to rebound, inflation is not a problem, and market valuations have declined substantially. This favorable environment will allow the Fed to keep interest rates low and stimulate money supply growth. As the economy continues to rebound corporate earnings will improve, especially at well-managed companies that have streamlined operations to become more efficient in this difficult operating environment. The rebound in corporate earnings, coupled with a decline in the negative investor sentiment, will enable the market to rebound. With money market rates at 1.75% and bond yields at 3.65%, it will not take much for the stock market to outperform these alternatives over the next year.


The Manor Fund

     The Manor Fund outperformed the S&P 500 index for the quarter, and outperformed both the S&P 500 and the Lipper Large-Cap Core mutual fund index for the trailing year. The Fund was helped by gains in Tyco and Cardinal Health, and relatively strong performance from Citrix Systems, Devon Energy, and Manor Care.

     Tyco rebounded after the company recruited two well-known executives to turnaround the troubled company. Many investors feel that these changes indicate that the company may be able to move beyond the highly-publicized problems of the past. Cardinal Health, a major drug distributor, is a consistent performer in difficult markets due to defensive nature of its business; and Citrix Systems rebounded after declines earlier in the year. Devon Energy benefited from a the rise in the price of oil, while Manor Care, a recent addition to the Fund, did well on better than expected earnings.

     The Fund was hurt by declines in Pepsico, Boeing, Citigroup, General
Motors, and IBM.   All of these companies suffered from investor expectations of lower earnings due to the weaker than expected rebound in the economy. Citigroup was also hurt by lending and investment banking relationships with several troubled telecom companies, while Boeing was pressured by spillover from the financial troubles of several major airlines.


The Growth Fund

     The Growth Fund outperformed S&P 500 index and the Lipper Large-cap Growth Fund Index for the quarter, trailing year, and since inception. The Fund was helped by gains in Cytec, Express Scripts, Ivax, Forest Labs, and Universal Health Services. Each one of these companies is related in some way to the medical or health care industries.

     Cytec makes medical equipment that improves the speed and accuracy of cancer testing. Express Scripts, a pharmacy benefits manager, helps companies reduce the cost of employee benefit drug subscription plans. Ivax and Forest Labs are pharmaceutical companies that market generic replacements for existing drugs as well as research and develop new drugs. Universal Health Services, a recent addition to the Fund, is an acute care hospital management company.

     The Fund was hurt by declines in Vishay Intertec, Quest Diagnostics, Cendant, Valero Energy, and Xilinx. Vishay and Xilinx were hurt by the anemic rebound in technology spending. Quest Diagnostics, a medical testing company, declined after a disappointing earnings report. Cendant declined after reporting disappointing results in its mortgage processing division, and Valero declined as rising oil prices squeezed margins.


The Bond Fund

     The Bond Fund rose 2.99% for the Quarter and 4.88% for the trailing year. The fund portfolio is managed to preserve principal in this volatile market so as to provide shareholders with a low risk alternative to the stock market. The fund is very conservative currently, with almost 60% of the portfolio maturing in less than one year. The average maturity for the entire portfolio is only 1.8 years, with an average duration of 1.65 years, and average yield to maturity of 2.48%.


Managing in Uncertainty

     Our economy and financial markets always go through up and down cycles. The prospects at the top are never as good as they seem at the time, and the prospects at the bottom are never as bad, either. The extreme investor bearishness will subside as our economy rebounds and the financial results of companies improve. With low interest rates, growing money supply, and low inflation, our economy has the support to overcome the excesses of the past several years. In this environment, strong well managed companies will thrive and reward investors with patience. The fund portfolios reflect our best assessment of the companies that will weather this economic storm and emerge stronger.

					Sincerely,

					Daniel A. Morris



                           Manor Fund
                                                    Market
Description                        Shares           Value
-----------------------------     --------       ----------
Common & Preferred Stock

Consumer Staples    7.4%
    Pepsico                         1,560            57,642
    Reebok                          1,590            39,830
                                                -----------
                                                     97,472
Consumer Disc.      2.6%
    AOL  Time Warner                2,930            34,281
                                                -----------
                                                     34,281
Retail              9.3%
    Best Buy                        1,890            42,165
    Cardinal Health                 1,305            81,171
                                                -----------
                                                    123,336
Medical            14.6%
    Manor Care                      2,590            58,223
    Merck                           1,600            73,136
    Pfizer                          2,130            61,813
                                                -----------
                                                    193,172
Automobile          2.6%
    General Motors                    890            34,621
                                                -----------
                                                     34,621
Industrial Products 2.4%
    Tyco Intl Ltd.                  2,240            31,584
                                                -----------
                                                     31,584
Construction        3.7%
    Kaufman & Broad                 1,010            49,328
                                                -----------
                                                     49,328
Multi-Industry      4.2%
    General Electric                2,270            55,956
                                                -----------
                                                     55,956
Computer           12.1%
    Cisco                           2,350            24,628
    Citrix Systems                  2,570            15,497
    Hewlett-Packard                 1,960            22,873
    Intel                           2,020            28,058
    IBM                               950            55,470
    Scientific Atlanta              1,060            13,261
                                                -----------
                                                    159,787
Aerospace          3.2%
    Boeing                          1,230            41,980
                                                -----------
                                                     41,980
Oil                9.6%
    Chevron Texaco                    500            34,625
    Devon Energy                    1,220            58,865
    Nabors                          1,010            33,078
                                                -----------
                                                    126,568
Finance           16.8%
    Allstate Insurance              1,480            52,614
    Citigroup                       1,769            52,451
    Fed Nat Mtg Assoc                 620            36,915
    Freddie Mac                       620            34,658
    MBNA Corp.                      2,270            41,723
    Travelers Class A                  76             1,003
    Travelers Class B                 156             2,111
                                                -----------
                                                    221,475
Utilities         3.5%
    Exelon                            970            46,075
                                                -----------
                                                     46,075
Cash and Equiv.   8.0%
    FNBCC Inv. Ch.                                  105,657
                                                -----------
                                                    105,657


                                                -----------
Total Portfolio                                 $ 1,321,292
                                                ===========







                                                 % of
                  Company          Industry    Net Assets
               -----------------   ---------  -----------
               Cardinal Health      Retail       6.1 %
               Merck                Medical      5.5 %
               Pfizer               Medical      4.7 %
               Devon Energy         Oil          4.5 %
               Manor Care           Medical      4.4 %



                                      % of
                      Industry     Net Assets
                     -----------  -----------
                      Finance        16.8 %
                      Medical        14.6 %
                      Computer       12.1 %
                      Oil             9.6 %
                      Retail          9.3 %




                                            Total Return
                            -------------------------------------------
                                                          Annualized
                             3 Months  Trailing Year    Since Inception
                            ---------  -------------    ---------------
Manor Fund                   -12.55 %     -19.12 %          0.08 %
Lipper Large-Cap Core Index  -15.73 %     -18.55 %          2.90 %
S&P 500 Index                -17.28 %     -20.48 %          6.53 %





















                          Growth Fund

                                                    Market
Description                        Shares           Value
-----------------------------     --------       ----------
Common & Preferred Stock

Consumer Staples  3.2 %
    Jones New York                  1,270            38,989
                                                -----------
                                                     38,989
Consumer Disc.     7.9%
    Barnes & Noble                  1,480            31,317
    Cendant Corp.                   2,720            29,267
    Mohawk Inc.                       720            35,748
                                                -----------
                                                     96,332
Retail            10.0%
    Amerisource Bergen                769            54,922
    Bed, Bath, Beyond               1,160            37,781
    Ebay                              550            29,046
                                                -----------
                                                    121,749
Medical           20.7%
    Andrx Group                     1,120            24,808
    Cytyc Corp                      1,530            16,402
    Express Scripts                   980            53,430
    Forest labs                       360            29,524
    Ivax Corp                       2,843            34,884
    Quest Diagnostics                 570            35,072
    Universal Health                1,120            57,288
                                                -----------
                                                    251,408
Computer          18.1%
    Cisco                             620             6,498
    Concord EFS                     1,740            27,631
    Dell Computer                   1,570            36,911
    Intel                           1,980            27,502
    Microsoft Corp.                   960            41,990
    Sun Microsystems                2,080             5,387
    Vishay                          1,930            16,984
    Waters Corp.                    1,110            26,917
    Xilinx                          1,900            30,092
                                                -----------
                                                    219,912
Oils               5.9%
    GlobalSanteFe                   1,835            41,012
    Valero Energy                   1,167            30,890
                                                -----------
                                                     71,902
Finance            9.0%
    Greenpoint Fin.                 1,020            42,575
    T. Rowe Price                     790            19,718
    Washington Mutual               1,489            46,859
                                                -----------
                                                    109,152
Transportation     1.8%
    Tidewater                         830            22,402
                                                -----------
                                                     22,402
Business Services  0.7%
    TMP Worldwide                   1,000             9,000
                                                -----------
                                                      9,000
Cash and Equiv.   22.7%
    FNBCC Inv. Choice                               276,334
                                                -----------
                                                    276,334

                                                -----------
Total Portfolio                                 $ 1,217,180
                                                ===========




                                                 % of
                  Company          Industry    Net Assets
               -----------------   ---------  -----------
            Universal Health Svcs.  Medical       4.7 %
            AmerisourceBergen       Retail        4.5 %
            Express Scripts         Medical       4.4 %
            Washington Mutual       Finance       3.8 %
            Greenpoint Financial    Finance       3.5 %


                                      % of
                      Industry     Net Assets
                     -----------  -----------
                      Medical        20.7 %
                      Computer       18.1 %
                      Retail         10.0 %
                      Finance         9.0 %
                      Consumer Disc.  7.9 %


                                            Total Return
                            -------------------------------------------
                                                          Annualized
                             3 Months  Trailing Year    Since Inception
                            ---------  -------------    ---------------
Growth Fund                   -13.63 %    -12.97 %         -11.25 %
Lipper Large-Cap Growth Index -16.12 %    -21.32 %         -20.26 %
S&P 500 Index                 -17.28 %    -20.48 %         -13.64 %






                              Bond Fund

                                                        Market
Description                                Par Value    Value
-----------------------------------------  ---------  ---------
Government Bonds     57.1 %

Less than 1 year to maturity
    U.S. Treasury  4.600%   Due 02-28-03    150,000    151,915
    U.S. Treasury  3.875%   Due 07-31-03    100,000    101,980

1 to 3 years to maturity
    U.S. Treasury  2.750%   Due 10-31-03    100,000    101,371
    U.S. Treasury  5.250%   Due 05-15-04     80,000     84,668
    U.S. Treasury  6.000%   Due 08-15-04    100,000    107,985

3 to 5 years to maturity
    U.S. Treasury  5.875%   Due 11-15-05     50,000     55,720
    U.S. Treasury  5.625%   Due 02-15-06    100,000    111,249
    U.S. Treasury  4.625%   Due 05-15-06     50,000     54,104

5 to 10 years to maturity
    U.S. Treasury  5.500%   Due 05-15-09    100,000    114,185
    U.S. Treasury  6.000%   Due 08-15-09    100,000    117,147
    U.S. Treasury  5.000%   Due 02-15-11     50,000     55,559

Accrued Interest                                        10,482
                                                   -----------
                                                     1,066,365

Cash and Equiv.      42.9 %

    FNBCC Inv. Choice                                  801,400
                                                   -----------
                                                       801,400

                                                   -----------
Total Portfolio                                   $ 1,867,765
                                                   ===========







                                                   % of
                Security                         Net Assets
             --------------------------------   ------------
             US Treasury 4.625% due 2/28/2003       8.1 %
             US Treasury 6.0% due 8/15/2009         6.3 %
             US Treasury 5.5% due 5/15/2009         6.1 %
             US Treasury 5.625% due 2/15/2006       6.0 %
             US Treasury 6.0% due  8/15/2004        5.8 %



                                            Total Return
                            -------------------------------------------
                                                          Annualized
                             3 Months  Trailing Year    Since Inception
                            ---------  -------------    ---------------
Bond Fund                     2.94 %      4.88 %             6.30 %
Lipper US Government          4.99 %      8.49 %             8.49 %
Lehman Inter. Gov't Index     5.29 %      8.52 %             8.59 %